                    SCHWAB MONEY FUNDS - SWEEP INVESTMENTS(R)
                          SCHWAB MONEY MARKET FUND(TM)
                        SCHWAB GOVERNMENT MONEY FUND(TM)
                       SCHWAB U.S. TREASURY MONEY FUND(TM)
                            SCHWAB CASH RESERVES(TM)

               SCHWAB ADVISOR CASH RESERVES(R) - SWEEP INVESTMENTS

       SCHWAB VALUE ADVANTAGE MONEY FUND - INSTITUTIONAL PRIME SHARES(TM)

                   SCHWAB RETIREMENT ADVANTAGE MONEY FUND(TM)/
                         SCHWAB INVESTOR MONEY FUND(TM)

              SUPPLEMENT TO THE APRIL 30, 2008 PROSPECTUSES ABOVE.

SUPPLEMENT TO THE APRIL 30, 2008 PROSPECTUSES, AS SUPPLEMENTED AUGUST 22, 2008,
                                     BELOW.

              SCHWAB MUNICIPAL MONEY FUNDS - SWEEP INVESTMENTS(TM)
                       SCHWAB AMT TAX-FREE MONEY FUND(TM)
                         SCHWAB MUNICIPAL MONEY FUND(TM)
                   SCHWAB CALIFORNIA MUNICIPAL MONEY FUND(TM)
                   SCHWAB NEW YORK AMT TAX-FREE MONEY FUND(TM)
                  SCHWAB NEW JERSEY AMT TAX-FREE MONEY FUND(TM) SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND(TM)
                SCHWAB MASSACHUSETTS AMT TAX-FREE MONEY FUND(TM)

                      SCHWAB VALUE ADVANTAGE INVESTMENTS(R)
             SCHWAB VALUE ADVANTAGE MONEY FUND(R) - INVESTOR SHARES
         SCHWAB AMT TAX-FREE MONEY FUND(TM) - VALUE ADVANTAGE SHARES(TM)
          SCHWAB MUNICIPAL MONEY FUND(TM) - VALUE ADVANTAGE SHARES(TM)
   SCHWAB CALIFORNIA AMT TAX-FREE MONEY FUND(TM) - VALUE ADVANTAGE SHARES(TM)
     SCHWAB CALIFORNIA MUNICIPAL MONEY FUND(TM) - VALUE ADVANTAGE SHARES(TM) SCHWAB NEW YORK AMT TAX-FREE MONEY FUND(TM) - VALUE ADVANTAGE SHARES(TM)

                         SCHWAB MUNICIPAL MONEY FUND(TM)
                      SCHWAB VALUE ADVANTAGE MONEY FUND(R)-
                     INSTITUTIONAL SHARES AND SELECT SHARES

     THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS AS OF DECEMBER 5, 2008.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

CONTINUED PARTICIPATION IN THE TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET
FUNDS

The Prospectuses are hereby amended and supplemented to reflect the continued participation by each of the funds named above (each, a "Fund" and, together, the "Funds") in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Department of the Treasury (the "Treasury").

On November 24, 2008, the Treasury announced an extension of the Program for the period from December 19, 2008 through April 30, 2009 (the "Program Extension"). Each Fund, with the approval of the Board of Trustees, is participating in the Program Extension. The initial term of the Program is set to expire on December 18, 2008.

Under the Program, the Treasury will guarantee the share price of shares of a Fund outstanding as of September 19, 2008 at $1.00 per share if the Fund's net asset value falls below $0.995 (a "Guarantee Event"). Recovery under the Program is subject to certain conditions and limitations, including the following:

     - For each shareholder of a Fund, the Program provides a guarantee for the lesser of (a) the number of shares of the Fund owned by the shareholder at the close of September 19, 2008, or (b) the number of shares of the Fund owned by the shareholder on the date of the Guarantee Event. The Program does not protect investors who were not shareholders of a Fund on September 19, 2008.

     - The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

     -    Recovery under the Program requires a Fund to liquidate.

     - In order to recover, a Guarantee Event must occur during the term of the Program, including any extension of the Program. The Program may be extended beyond April 30, 2009, at the sole discretion of the Treasury, but it expires not later than September 18, 2009.

In order to participate in the initial term of the Program, a Fund was required to pay a participation fee. Participation in the Program Extension requires payment of an additional fee by each Fund. Participation in future extensions of the Program may require payment of further additional fees, although there can be no assurance that any Fund will elect to participate, or be eligible to participate, in any future extension of the Program. The cost of participating in the Program, Program Extension and any future extension will be borne by each participating Fund, and will not be subject to any expense limitation or reimbursement agreement.

Additional information about the Program and the Program Extension is available at http://www.ustreas.gov.

                                   ----------

                        PLEASE RETAIN THIS SUPPLEMENT FOR
                                  YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]

(C)2008 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC. REG45406 - 00 (12/08)